COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

The General Manager insures the legal liability risks for our shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. We are subject to calls payable to the associations based on our claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

We have one vessel held under capital lease, the Golden Lyderhorn, that was sold by the Former Golden Ocean in 2006 and leased back for a period of ten years. At the time of the sale a sellers credit for $2.7 million was given to lessor and becomes payable on redelivery and sale of the vessel. The lessor exercised their option to put the vessel on us at the end of the lease terms for $12.2 million less the sellers credit. The total amount that we are required to pay in August 2016 under this put options is $9.5 million.

As of June 30, 2016, the joint venture that owns the Golden Opus had total bank debt outstanding of $17.9 million (December 31, 2015: $18.3 million) and we had guaranteed 50% of this amount. Consequently, our maximum potential liability was $8.95 million (December 31, 2015: $9.15 million). We have not recorded any liability in respect of this arrangement.

We sold eight vessels to Ship Finance in the third quarter of 2015 and leased them back on charters for an initial period of ten years. We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, Ship Finance will have the option to extend the charters by 3 years at $14,900 per day.

At June 30, 2016, we had twelve newbuildings under construction. Our outstanding commitments at June 30, 2016 for these newbuildings amounted to $367.3 million with a split between 2016 and 2017 of $168.0 million and $199.3 million, respectively for delivery of six vessels in 2016 and six vessels in 2017.

In June 2016, we received $2.4 million from Titan Petrochemicals Limited in respect of final settlement of claims for unpaid charter hire and damages for early termination of the time charter of the VLCCs Titan Venus and Mayfair.

Except as described above, to the best of our knowledge, there are no legal or arbitration proceedings existing or pending which have had or may have significant effects on our financial position or profitability and no such proceedings are pending or known to be contemplated.

Charterhire and office rent expense
The future minimum rental payments under our non-cancelable operating leases as of June 30, 2016, net of future amortization of unfavorable time charters-in, are as follows:

(in thousands of $)
2016 (six months to December 31)	22,080
2017	34,857
2018	34,397
2019	34,397
2020	34,488
Thereafter	200,404
360,623